Supplement, dated January 30, 2003, to the Class I Prospectus, dated March 1, 2002
                                       of
                        Seligman Global Fund Series, Inc.
      on behalf of its Seligman Global Smaller Companies Fund (the "Fund")

Effective February 1, 2003, the following information supersedes and replaces the information set forth on page 19 of the Fund's Prospectus under the caption "Management of the Funds - Global Smaller Companies Fund."

      The Global Smaller Companies Fund is managed by Seligman's Global Investment Group, co-headed by Mr. Daniel J. Barker. Mr. Barker joined Seligman in October 1999 and is a Managing Director. He is a Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of the Fund and the Emerging Markets Fund. He is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Global Smaller Companies Portfolio. Prior to joining Seligman, Mr. Barker was a portfolio manager at GE Investments since 1994.